1.

Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
BENFIELD GROUP LTD.
UNUMPROVIDENT CORP.
AXIS CAPITAL HOLDINGS LTD.
Underwriters
Merrill, Morgan Stanley, DBAG, Fox-Pitt
Kelton, Merrill
Goldman Sachs, BofA, Morgan Stanley, DBSI,
Merrill,
SunTrust
Citigroup, Morgan Stanley, CSFB, JPM,
Merrill, Dowling &
Partners,
Fox-Pitt Kelton
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
BFD LN
UNM US
AXS US
Is the affiliate a manager or co-manager of offering?
Co-lead
N/A
N/A
Name of underwriter or dealer from which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/13/2003
5/1/2003
6/30/2003
Total dollar amount of offering sold to QIBs

Total dollar amount of any concurrent public offering
-

-

-

Total Offering
 $
156,966,000
 $
500,032,500
 $
473,000,000
Public offering price
 $
4.18
 $
10.88
 $
22.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
 $
0.1568
 $
0.516
 $
1.32
























Fund Specific Information







Board
Shares Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







SVS I Global Discovery Fund
Boston
124,600.00
 $                 520,828.00
0.33%
12.80%
-1.67%
6/30/2003
Total

124,600.00
 $                 520,828.00
0.33%





2.

Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
COMCAST CORP.
COMCAST CORP.
COMCAST CORP.
Underwriters
BofA, Barclays, DBSI
JP Morgan, Merrill, Morgan Stanley, ABN,
BofA, Banc One,
Bk of NY,
Barclays, BNP Paribas, DBSI, Dresdner,
Fleet, Goldman,
RBC,
Salomon, Scotia
JP Morgan, Merrill, Morgan Stanley, BofA,
Salomon, ABN,
Banc One,
Barclays, BNP Paribas, BNY Capital Mkts,
DBSI, Desdner,
Fleet,
Goldman, RBC, Scotia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
CMCSA 5.3%, 1/15/2014
CMCSA 7.05%, 3/15/2033
CMCSA 5.85%, 1/15/2010
Is the affiliate a manager or co-manager of
offering?
Joint lead
Co-manager
Co-manager
Name of underwriter or dealer from which
purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/12/2003
3/12/2003
1/7/2003
Total dollar amount of offering sold to QIBs
 $
-
 $
-
 $
-
Total dollar amount of any concurrent public
offering
 $
1,000,000,000
 $
750,000,000
 $
600,000,000
Total
 $
1,000,000,000
 $
750,000,000
 $
600,000,000
Public offering price
 $
99.83
 $
99.52
 $
99.86
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.65%
0.88%
0.63%
















Rating
Baa3/BBB
Baa3/BBB
Baa3/BBB
Current yield
5.31%
7.08%
5.86%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







Scudder Balanced Fund
Boston
 $              1,600,000.00
 $              1,597,312.00
0.16%
4.64%
2.59%
6/4/2003
SVS I Balanced Fund
Boston
 $                 320,000.00
 $                 319,462.00
0.03%
4.64%
2.75%
6/4/2003
SVS I Bond Portfolio
Boston
 $              1,535,000.00
 $              1,532,421.00
0.15%
5.03%
1.15%
6/5/2003
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
 $              1,180,000.00
 $              1,178,018.00
0.12%
4.64%
1.25%
6/4/2003
SVS II Total Return Portfolio
Chicago
 $                 990,000.00
 $                 988,337.00
0.10%
4.64%
2.64%
6/4/2003
Total

 $              5,625,000.00
 $              5,615,550.00
0.56%





3.

Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
EL PASO PRODUCTION HLDG
CITGO PETROLEUM CORP.
SOUTHERN NATURAL GAS
Underwriters
Citigroup, CSFB, BofA, DBSI, Lehman, Scotia
CSFB, JP Morgan, BNP Paribas, BNY Capital,
Mizuho, SG
Cowen,
SunTrust
CSFB, Salomon, ABN, BofA, BNP Paribas, JP
Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
EP 7.75%, 6/1/2013
CITPET 11.375%, 2/1/2011
EP 8.875%, 3/15/2010
Is the affiliate a manager or co-manager of
offering?
Co-manager
N/A
N/A
Name of underwriter or dealer from which
purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/20/2003
2/20/2003
2/28/2003
Total dollar amount of offering sold to QIBs
 $
1,200,000,000
 $
550,000,000
 $
400,000,000
Total dollar amount of any concurrent public
offering
 $
-
 $
-
 $
-
Total
 $
1,200,000,000
 $
550,000,000
 $
400,000,000
Public offering price
 $
100.00
 $
99.38
 $
98.72
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.50%
2.13%
2.50%
















Rating
B2/B+
Ba3/BB-
B1/B+
Current yield
7.75%
11.45%
8.99%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







SVS I Bond Portfolio
Boston
 $                    50,000.00
 $                    50,000.00
0.004%
0.63%
0.14%
6/30/2003
Chicago Funds







SVS II High Income Portfolio
Chicago
 $              1,340,000.00
 $              1,340,000.00
0.11%
0.63%
2.94%
6/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                    50,000.00
 $                    50,000.00
0.004%
0.63%
0.17%
6/30/2003
SVS II Total Return Fund
Chicago
 $                    50,000.00
 $                    50,000.00
0.004%
0.63%
2.98%
6/30/2003
Montgomery Street







Montgomery Street Income
Securities
Montgomery Street
 $                 110,000.00
 $                 110,000.00
0.01%
0.63%
0.59%
6/30/2003
Total

 $              1,600,000.00
 $              1,600,000.00
0.13%





4.

Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
FLEXTRONICS INTL LTD
UNISYS CORP
AVAYA INC.
Underwriters
Citigroup, CSFB, Goldman, DBSI, Lehman
BofA, Salomon, Bear Stearns, BNP Paribas,
DBSI, HSBC,
PNC, Royal
Bank of Canada, Wachovia
Citigroup, CSFB
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
FLEX 6.5%, 5/15/2003
UIS 6.875%, 3/15/2010
AV 11.125%, 4/1/2009
Is the affiliate a manager or co-manager of
offering?
Co-manager
Co-manager
N/A
Name of underwriter or dealer from which
purchased
Salomon
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/5/2003
3/12/2003
3/22/2002
Total dollar amount of offering sold to QIBs
 $
400,000,000
 $
-
 $
-
Total dollar amount of any concurrent public
offering
 $
-
 $
300,000,000
 $
640,000,000
Total
 $
400,000,000
 $
300,000,000
 $
640,000,000
Public offering price
 $
100.00
 $
99.32
 $
98.81
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
1.50%
1.50%
2.25%
















Rating
Ba2/BB-
Ba1/BB+
B2/B+
Current yield
6.50%
6.92%
11.26%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







SVS I Bond Portfolio
Boston
 $                    55,000.00
 $                    55,000.00
0.01%
-2.74%
1.89%
6/30/2003
Chicago Funds







SVS II High Income Fund
Chicago
 $                 815,000.00
 $                 815,000.00
0.20%
-2.74%
2.66%
6/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                    90,000.00
 $                    90,000.00
0.02%
-2.74%
1.85%
6/30/2003
SVS II Total Return Fund
Chicago
 $                    70,000.00
 $                    70,000.00
0.02%
-2.74%
3.36%
6/30/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                 220,000.00
 $                 220,000.00
0.06%
-2.74%
2.31%
6/30/2003
Total

 $              1,250,000.00
 $              1,250,000.00
0.31%





5.

Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
GENERAL MOTORS
THOMAS & BETTS CORP.
HCC INSURANCE HOLDINGS
Underwriters
BofA, Citigroup, JPM, Merrill, Morgan
Stanley, UBS,
DBSI, ABN,
BNP
BofA, CSFB, Wachovia
Salomon, Advest, Raymond James, Wells Fargo,
William
Blair
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
GM 6.25%  7/15/2033
TNB 7.25%, 6/1/2013
HCC 1.3%, 4/1/2023
Is the affiliate a manager or co-manager of
offering?
Co-manager
n/a
n/a
Name of underwriter or dealer from which
purchased
Morgan Stanley
n/a
n/a
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/26/2003
5/21/2003
3/25/82003
Total dollar amount of offering sold to QIBs
 $
-
 $
-
 $
-
Total dollar amount of any concurrent public
offering
 $
160,000,000
 $
125,000,000
 $
125,000,000
Total
 $
160,000,000
 $
125,000,000
 $
125,000,000
Public offering price
 $
25.00
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
1.75%
1.30%
2.25%
















Rating
Baa1/BBB
Ba1/BBB-
N/A/A
Current yield
25.00%
7.25%
1.30%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







SVS I Bond Portfolio
Boston
 $                         550.00
 $                         138.00
0.00%
-1.11%
0.14%
6/30/2003
Chicago Funds







SVS II High Income Portfolio
Chicago
 $                    21,975.00
 $                      5,494.00
0.00%
-1.11%
0.00%
6/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                         850.00
 $                         213.00
0.00%
-1.11%
0.08%
6/30/2003
SVS II Total Return Fund
Chicago
 $                         725.00
 $                         181.00
0.00%
-1.11%
-0.51%
6/30/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                 140,000.00
 $                 138,883.00
0.09%
-1.11%
0.10%
6/30/2003
Total

 $                 164,100.00
 $                 144,909.00
0.09%





6.

Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
GENERAL MOTORS
John Deere Capital Corp.
MAYTAG CORP.
Underwriters
BofA, Citigroup, Goldman, DBSI, JPM,
Merrill, Morgan
Stanley, BNP,
CSFB, SoGen, CIBC
Bofa, CSFB, DBSI
UBS, Salomon
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
GM 8.25%  7/15/2023
DE 5.1%, 1/15/2013
myg 5%, 5/15/2015
Is the affiliate a manager or co-manager of
offering?
Co-manager
Joint Lead
Co-Manager
Name of underwriter or dealer from which
purchased
Salomon
n/a
n/a
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/26/2003
1/7/2003
5/9/2003
Total dollar amount of offering sold to QIBs
 $-
 $-
 $-
Total dollar amount of any concurrent public
offering
 $
1,250,000,000
 $
650,000,000
 $
200,000,000
Total
 $
1,250,000,000
 $
650,000,000
 $
200,000,000
Public offering price
 $99.20
 $99.84
 $99.35
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.75%
0.45%
0.63%
















Rating
Baa1/BBB
A3/A-
Baa2/BBB
Current yield
8.32%
5.11%
5.03%








Fund Specific Information








Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







SVS I Bond Portfolio
Boston
 $                        765,000.00
 $                 758,895.00
0.06%
0.83%
0.14%
6/30/2003
Scudder Balanced Fund
Boston
 $                        585,000.00
 $                 580,320.00
0.05%
0.83%
-0.51%
6/30/2003
SVS I Balanced Fund
Boston
 $                           90,000.00
 $                    89,282.00
0.01%
0.83%
-0.48%
6/30/2003
Chicago Funds







SVS II High Income Portfolio
Chicago
 $                        138,000.00
 $              1,368,988.00
0.11%
0.83%
0.00%
6/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                        860,000.00
 $                 853,137.00
0.07%
0.83%
0.08%
6/30/2003
SVS II Total Return Fund
Chicago
 $                        490,000.00
 $                 486,090.00
0.04%
0.83%
-0.51%
6/30/2003
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                        140,000.00
 $                 138,883.00
0.01%
0.83%
0.10%
6/30/2003
Total

 $                     3,068,000.00
 $              4,275,595.00
0.34%







7.

Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
GENERAL MOTORS
BOEING CO.
WEYERHAUSER CO.
Underwriters
BofA, Citigroup, Goldman, DBSI, JPM,
Merrill, Morgan
Stanley, BNP,
CSFB, SoGen, CIBC
CSFB, DBSI, JP Morgan
JP Mortan, Morgan Stanley, BofA, CIBC, DBSI,
PNC, RBC,
Salomon,
Scotia, TD Securities, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
GM 8.375%  7/15/2033
BA 6.125%, 2/15/2033
WY 6.875% 12/15/2033
Is the affiliate a manager or co-manager of
offering?
Co-manager
Joint Lead
Co-Manager
Name of underwriter or dealer from which
purchased
Merrill
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/26/2003
2/6/2003
12/12/2002
Total dollar amount of offering sold to QIBs
 $
-
 $
-
 $
-
Total dollar amount of any concurrent public
offering
 $
-
 $
400,000,000
 $
275,000,000
Total
 $
3,000,000,000
 $
400,000,000
 $
275,000,000
Public offering price
 $
98.62
 $
98.14
 $
99.77
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.75%
0.88%
0.88%
















Rating
Baa1/BBB
A2/A+
Baa2/BBB
Current yield
8.49%
6.24%
6.89%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







Scudder Balanced Fund
Boston
 $              1,460,000.00
 $              1,439,896.00
0.05%
-0.43%
-0.51%
6/30/2003
SVS I Balanced Fund
Boston
 $                 240,000.00
 $                 236,695.00
0.01%
-0.43%
-0.48%
6/30/2003
SVS I Bond Portfolio
Boston
 $              1,795,000.00
 $              1,770,283.00
0.06%
-0.43%
0.14%
6/30/2003
Chicago Funds







SVS II Total Return Fund
Chicago
 $              1,105,000.00
 $              1,089,784.00
0.04%
-0.43%
-0.51%
6/30/2003
SVS II Fixed Income Portfolio
Chicago
 $              2,015,000.00
 $              1,987,253.00
0.07%
-0.43%
0.08%
6/30/2003
SVS II High Income Fund
Chicago
 $                 450,000.00
 $                 443,804.00
0.02%
-0.43%
0.00%
6/30/2003
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                    50,000.00
 $                    49,312.00
0.002%
-0.43%
0.10%
6/30/2003
Total

 $              7,115,000.00
 $              7,017,027.00
0.24%





8.

Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
HARTFORD FINANCIAL SERVICES GROUP
CHUBB CORP.
ERIE INDEMNITY COMPANY
Underwriters
Goldman, Citigroup, Merrill, AG Edwards,
BofA, DBSI,
Edward Jones,
JP Morgan, Morgan Stanley, UBS Warburg,
Wachovia, Wells
Fargo
Citigroup, Goldman, Merrill, Bear Stearns,
CSFB, DBSI,
Morgan
Stanley, Wachovia
Goldman, CSFB, Advest, Cochran Caronia, Legg
Mason
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
HIG US
CB US
ERIE US
Is the affiliate a manager or co-manager of
offering?
Co-manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/20/2003
6/18/2003
1/29/2003
Total Offering
 $
1,100,010,000
 $
803,250,000
 $
103,500,000
Public offering price
 $
45.50
 $
59.50
 $
34.50
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
 $
1.46
 $
2.38
 $
1.81
























Fund Specific Information







Board
Shares Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







SVS I Growth and Income Portfolio
Boston
                         3,800.00
 $                 172,900.00
0.016%
12.30%
5.09%
6/30/2003
Total

                         3,800.00
 $                 172,900.00
0.02%





9.

Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
SLM CORP.
WELLS FARGO & CO.
GOLDMAN SACHS GROUP INC.
Underwriters
JP Morgan, Morgan Stanley, DBSI
Bear Stearns, CSFB, Banc One, Goldman,
Morgan Stanley,
Wells Fargo
Goldman, DBSI, Bk of Toyko, BNP Paribas, JP
Morgan, ING,
Edward
Jones
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
SLMA 5%, 4/15/2015
WFC 5%,1/15/2014
GS 5.5%, 11/15/2014
Is the affiliate a manager or co-manager of
offering?
Co-manager
N/A
Co-manager
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/7/2003
11/6/2002
11/7/2002
Total dollar amount of offering sold to QIBs
 $
-
 $
-
 $
-
Total dollar amount of any concurrent public
offering
 $
400,000,000
 $
850,000,000
 $
1,000,000,000
Total
 $
400,000,000
 $
850,000,000
 $
1,000,000,000
Public offering price
 $
99.35
 $
99.05
 $
99.88
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.48%
0.48%
0.48%
















Rating
A2/A
A
Aa3/A+
Current yield
5.03%
5.05%
5.51%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







Balanced Fund
Boston
 $              1,840,000.00
 $              1,828,040.00
0.46%
2.15%
2.51%
5/1/2003
SVS I Balanced Fund
Boston
 $                 375,000.00
 $                 372,563.00
0.09%
2.15%
2.64%
5/1/2003
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
 $              2,480,000.00
 $              2,463,880.00
0.62%
0.48%
0.34%
4/15/2003
Total

 $              4,695,000.00
 $              4,664,483.00
1.17%





10.

Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
PRUDENTIAL FINANCIAL INC.
PROTECTIVE LIFE CORP.
HARTFORD FINL SVCS GRP
Underwriters
BofA, Citigroup, JPM, Wachovia, DBSI, ABN,
Lehnman,
Goldman,
BNP Paribas, Fleet
Merrill, Morgan Stanley
BofA, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
PRU 4.5%, 7/15/2013
PL 4.3%, 6/1/2013
HIG 2.375%, 6/1/2006
Is the affiliate a manager or co-manager of
offering?
Co-manager
N/A
N/A
Name of underwriter or dealer from which
purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/30/2003
5/20/2003
5/19/2003
Total dollar amount of offering sold to QIBs
 $
-
 $
-
 $
-
Total dollar amount of any concurrent public
offering
 $
500,000,000
 $
250,000,000
 $
250,000,000
Total
 $
500,000,000
 $
250,000,000
 $
250,000,000
Public offering price
 $
99.83
 $
99.54
 $
99.88
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.63%
0.65%
0.45%
















Rating
A3/A-
A3/A
A3/A-
Current yield
4.51%
4.32%
2.38%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







SVS I Balanced Fund
Boston
 $                 410,000.00
 $                 409,307.00
0.08%
N/A**
N/A**
6/30/2003
SVS I Bond Portfolio
Boston
 $              1,550,000.00
 $              1,547,381.00
0.31%
N/A**
N/A**
6/30/2003
Chicago Funds




N/A**
N/A**

SVS II Fixed Income Portfolio
Chicago
 $              1,930,000.00
 $              1,926,738.00
0.39%
N/A**
N/A**
6/30/2003
SVS II Total Return Fund
Chicago
 $              1,960,000.00
 $              1,945,280.00
0.39%
N/A**
N/A**
6/30/2003
Total

 $              5,850,000.00
 $              5,828,706.00
1.17%





11.

Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
RELIANT RESOURCES INC.
SOUTHERN NATURAL GAS
CITGO PETROLEUM CORP.
Underwriters
BofA, Goldman, DBSI, Barclays
CSFB, Salomon, ABN, BofA, BNP Paribas, JPM
CSFB, JPM, BNP Paribas, BNY, Mizuho
Securities, SG
Cowen,
SunTrust
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
RRI 9.25%, 7/15/2010
EP 8.875%, 3/15/2010
CITPET 11.375%, 2/1/2011
Is the affiliate a manager or co-manager of
offering?
Co-manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/26/2003
2/28/2003
2/20/2003
Total dollar amount of offering sold to QIBs
 $
550,000,000
 $
400,000,000
 $
550,000,000
Total dollar amount of any concurrent public
offering
 $
-
 $
-
 $
-
Total
 $
550,000,000
 $
400,000,000
 $
550,000,000
Public offering price
 $
100.00
 $
98.72
 $
99.38
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
3.00%
2.50%
2.13%
















Rating
B1/B
B1/B+
Ba3/BB-
Current yield
9.25%
8.99%
11.45%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







SVS I Bond Portfolio
Boston
 $                    50,000.00
 $                    50,000.00
0.01%
1.17%
0.14%
6/30/2003
Chicago Funds







SVS II High Income Fund
Chicago
 $                 895,000.00
 $                 895,000.00
0.16%
1.17%
0.00%
6/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                    50,000.00
 $                    50,000.00
0.01%
1.17%
0.08%
6/30/2003
SVS II Total Return Fund
Chicago
 $                    50,000.00
 $                    50,000.00
0.01%
1.17%
-0.51%
6/30/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    95,000.00
 $                    95,000.00
0.02%
1.17%
0.10%
6/30/2003
Total

 $              1,140,000.00
 $              1,140,000.00
0.21%





12.

Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
SLM CORP.
WELLS FARGO & CO.
GOLDMAN SACHS GROUP INC.
Underwriters
JP Morgan, Morgan Stanley, DBSI
Bear Stearns, CSFB, Banc One, Goldman,
Morgan Stanley,
Wells Fargo
Goldman, DBSI, Bk of Toyko, BNP Paribas, JP
Morgan, ING,
Edward
Jones
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
SLMA 5%, 4/15/2015
WFC 5%,1/15/2014
GS 5.5%, 11/15/2014
Is the affiliate a manager or co-manager of
offering?
Co-manager
N/A
Co-manager
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/7/2003
11/6/2002
11/7/2002
Total dollar amount of offering sold to QIBs
 $
-
 $
-
 $
-
Total dollar amount of any concurrent public
offering
 $
400,000,000
 $
850,000,000
 $
1,000,000,000
Total
 $
400,000,000
 $
850,000,000
 $
1,000,000,000
Public offering price
 $
99.35
 $
99.05
 $
99.88
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.48%
0.48%
0.48%
















Rating
A2/A
A
Aa3/A+
Current yield
5.03%
5.05%
5.51%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







Balanced Fund
Boston
 $              1,840,000.00
 $              1,828,040.00
0.46%
2.15%
2.51%
5/1/2003
SVS I Balanced Fund
Boston
 $                 375,000.00
 $                 372,563.00
0.09%
2.15%
2.64%
5/1/2003
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
 $              2,480,000.00
 $              2,463,880.00
0.62%
0.48%
0.34%
4/15/2003
Total

 $              4,695,000.00
 $              4,664,483.00
1.17%





13.

Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
UNUMPROVIDENT CORP.
EMPIRE DISTRICT ELECTRIC CO.
ANHEUSER-BUSCH COS INC.
Underwriters
Goldman, BofA, DBSI, Merrill, Morgan
Stanley, SunTrust
BofA, Edward Jones, Stifel Nicolaus
BofA, Banc One, Citigroup, Edward Jones, JP
Morgan,
SunTrust, UBS
Warburg
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
UNM 8.25%, 5/15/2006
EDE 7.05%, 12/15/2022
BUD 5.35%, 5/15/2023
Is the affiliate a manager or co-manager of
offering?
Co-manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Goldman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/1/2003
12/18/2002
5/1/2003
Total dollar amount of offering sold to QIBs
 $
-
 $
-
 -
Total dollar amount of any concurrent public
offering
 $
20,000,000
 $
50,000,000
 $
180,000,000
Total
 $
20,000,000
 $
50,000,000
 $
180,000,000
Public offering price
 $
25.00
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
3.00%
2.90%
2.90%
















Rating
Baa3/BBB0
Baa2/BBB-
A1/A+
Current yield
33.00%
7.05%
5.35%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







SVS I Bond Portfolio
Boston
 $                         135.00
 $                           34.00
0.001%
6.80%
1.16%
5/14/2003
Chicago Funds







SVS II High Income Fund
Chicago
 $                      5,260.00
 $                      1,315.00
0.03%
6.80%
0.54%
5/14/2003
SVS II Fixed Income Portfolio
Chicago
 $                         230.00
 $                           58.00
0.001%
6.80%
1.18%
5/14/2003
Total

 $                      5,625.00
 $                      1,407.00
0.03%





14.

Name of Fund
SVS I Bond Portfolio





Security Purchased

Comparison Security

Comparison Security
Cusip
373298by3

961418ac4

31529maa6






Issuer
GEORGIA-PACIFIC CORP

WESTPORT RESOURCES
CORP

FERRELLGAS PARTNERS LP
Underwriters
Bofa,Goldman,Banc One,Bank of Tokyo-
Mitsubishi,DBSI,JPMorgan,Merrill,Morgan
Stanley,Salomon,Sumitomo,Suntrust,TD
Securities,UBS

CSFB,JPMorgan,Lehman,Wachovia,Fleet

CSFB,Bofa,Banc One,BNP,Wheat
First,US Bank
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
GP 9.375%,2/1/2013

WRC 8.25%,11/1/2011

FGP 8.75%,6/15/2012
Is the affiliate a manager
or co-manager of
offering?
Co-Manager

n/a

n/a
Name of underwriter or
dealer from which
purchased
Goldman

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
1/23/2003

12/11/2002

9/10/2002






Total dollar amount of
offering sold to QIBs
 $
-

 $                          300,000,000

 $
-
Total dollar amount of
any concurrent public
offering
 $                          800,000,000

 $
-

 $                          218,000,000
Total
 $                          800,000,000

 $                          300,000,000

 $                          218,000,000






Public offering price
                                      100.00

                                      103.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
2.125

2.25

2.5












Rating
Ba2/BB+

Ba3/B+

B2/B
Current yield
9.38%

8.01%

8.75%






Total par value purchased
                                      50,000

 n/a

n/a
$ amount of purchase
                                      50,000

 n/a

n/a






% of offering purchased
by fund
0.01%

 n/a

n/a
% of offering purchased
by associated funds
1.23%

 n/a

n/a
Total
1.24%

 n/a

n/a


15.

Name of Fund
SVS I Bond Portfolio





Security Purchased

Comparison Security

Comparison Security
Cusip
20030naa9

25468pcb0

828807an7






Issuer
COMCAST CORP

WALT DISNEY COMPANY

SIMON PROPERTY GROUP LP
Underwriters
JP Morgan,Merrill,Morgan
Stanley,Bofa,Salomon,ABN,Banc
One,Barclays,BNP,BNY Capital
Mkrts,DBSI,Desdner,Fleet,Goldman,RBC,Scotia

Goldman, Salomon,Lehman,Wells Fargo

Bofa, Merrill, DBSI
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
CMCSA 5.85%,1/15/2010

DIS 5.875%,12/15/2017

SPG 6.35%,8/28/2012
Is the affiliate a manager
or co-manager of
offering?
Co-Manager

n/a

Co-Manager
Name of underwriter or
dealer from which
purchased
Morgan Stanley

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
1/7/2003

12/16/2002

8/15/2002






Total dollar amount of
offering sold to QIBs
 $
-

 $
-

 $                          350,000,000
Total dollar amount of
any concurrent public
offering
 $                          600,000,000

 $                          300,000,000

 $
-
Total
 $                          600,000,000

 $                          300,000,000

 $                          350,000,000






Public offering price

99.86


99.12


99.85
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
0.625

0.625

0.65%












Rating
Baa3/BBB

Baa1/BBB+

Baa1/BBB
Current yield
5.86%

5.93%

6.36%






Total par value purchased
                                    385,000

 n/a

 n/a
$ amount of purchase
                                    384,469

 n/a

 n/a






% of offering purchased
by fund
0.06%

 n/a

n/a
% of offering purchased
by associated funds
0.88%

 n/a

n/a
Total
0.94%

 n/a

n/a


16.

Name of Fund
SVS I Balanced





Security Purchased

Comparison Security

Comparison Security
Cusip
20030naa9

25468pcb0

828807an7






Issuer
COMCAST CORP

WALT DISNEY COMPANY

SIMON PROPERTY GROUP LP
Underwriters
JP Morgan,Merrill,Morgan
Stanley,Bofa,Salomon,ABN,Banc
One,Barclays,BNP,BNY Capital
Mkrts,DBSI,Desdner,Fleet,Goldman,RBC,Scotia

Goldman, Salomon,Lehman,Wells Fargo

Bofa, Merrill, DBSI
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
CMCSA 5.85%,1/15/2010

DIS 5.875%,12/15/2017

SPG 6.35%,8/28/2012
Is the affiliate a manager
or co-manager of
offering?
Co-Manager

n/a

Co-Manager
Name of underwriter or
dealer from which
purchased
Morgan Stanley

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
1/7/2003

12/16/2002

8/15/2002






Total dollar amount of
offering sold to QIBs
 $
-

 $
-

 $                          350,000,000
Total dollar amount of
any concurrent public
offering
 $                          600,000,000

 $                          300,000,000

 $
-
Total
 $                          600,000,000

 $                          300,000,000

 $                          350,000,000






Public offering price

99.86


99.12


99.85
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
0.625

0.625

0.65%












Rating
Baa3/BBB

Baa1/BBB+

Baa1/BBB
Current yield
5.86%

5.93%

6.36%






Total par value purchased
                                    125,000

 n/a

 n/a
$ amount of purchase
                                    124,828

 n/a

 n/a






% of offering purchased
by fund
0.02%

 n/a

n/a
% of offering purchased
by associated funds
0.92%

 n/a

n/a
Total
0.94%

 n/a

n/a


17.

Name of Fund
SVS I Bond Portfolio





Security Purchased

Comparison Security

Comparison Security
Cusip
91086qak4

36962gzy3

949746cr0






Issuer
UNITED MEXICAN STATES

GENERAL ELEC CAP CORP

WELLS FARGO & COMPANY
Underwriters
JP Morgan,UBS Warburg,Bear
Stearns,DBSI,Lehman

DBSI,Credit Suisse,UBS Warburg

Bear Stearns,CSFB,Banc
One,Goldman,Morgan Stanley,Wells
Fargo,DBSI
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
MEX 6.375%,1/16/2013

GE 5.45%,1/15/2013

WFC 5%,11/15/2014
Is the affiliate a manager
or co-manager of
offering?
Co-Manager

Jt Lead

Co-Manager
Name of underwriter or
dealer from which
purchased
Warburg

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
1/9/2003

12/3/2002

10/30/2002






Total dollar amount of
offering sold to QIBs
 $
-

 $
-

 $
-
Total dollar amount of
any concurrent public
offering
 $                       2,000,000,000

 $                       2,000,000,000

 $                          850,000,000
Total
 $                       2,000,000,000

 $                       2,000,000,000

 $                          850,000,000






Public offering price

98.09


99.69


99.05
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
0.4

0.425

0.475%












Rating
Baa2/BBB-

Aaa/AAA

Aa3/A
Current yield
6.50%

5.47%

5.05%






Total par value purchased
                                    775,000

n/a

n/a
$ amount of purchase
                                    760,221

n/a

n/a






% of offering purchased
by fund
0.04%

n/a

n/a
% of offering purchased
by associated funds
0.34%

n/a

n/a
Total
0.38%

n/a

n/a


18.

Name of Fund
SVS I Balanced





Security Purchased

Comparison Security

Comparison Security
Cusip
91086qak4

36962gzy3

949746cr0






Issuer
UNITED MEXICAN STATES

GENERAL ELEC CAP CORP

WELLS FARGO & COMPANY
Underwriters
JP Morgan,UBS Warburg,Bear
Stearns,DBSI,Lehman

DBSI,Credit Suisse,UBS Warburg

Bear Stearns,CSFB,Banc
One,Goldman,Morgan Stanley,Wells
Fargo,DBSI
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
MEX 6.375%,1/16/2013

GE 5.45%,1/15/2013

WFC 5%,11/15/2014
Is the affiliate a manager
or co-manager of
offering?
Co-Manager

Jt Lead

Co-Manager
Name of underwriter or
dealer from which
purchased
Warburg

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
1/9/2003

12/3/2002

10/30/2002






Total dollar amount of
offering sold to QIBs
 $
-

 $
-

 $
-
Total dollar amount of
any concurrent public
offering
 $                       2,000,000,000

 $                       2,000,000,000

 $                          850,000,000
Total
 $                       2,000,000,000

 $                       2,000,000,000

 $                          850,000,000






Public offering price

98.09


99.69


99.05
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
0.4

0.425

0.475%












Rating
Baa2/BBB-

Aaa/AAA

Aa3/A
Current yield
6.50%

5.47%

5.05%






Total par value purchased
                                    250,000

n/a

n/a
$ amount of purchase
                                    245,233

n/a

n/a






% of offering purchased
by fund
0.01%

n/a

n/a
% of offering purchased
by associated funds
0.37%

n/a

n/a
Total
0.38%

n/a

n/a


19.

Name of Fund
SVS I Bond Portfolio





Security Purchased

Comparison Security

Comparison Security
Cusip
816851af6

45138lal7

010392dz8






Issuer
SEMPRA ENERGY

IDAHO POWER CORP

ALABAMA POWER CO
Underwriters
JPMorgan,Salomon,Banc
One,DBSI,Scotia,SG Cowen

Banc One,US Bancorp,Bofa,McDonald &
Co,Wachovia

Goldman,Lehman,BNY Capital,
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
SRE 6%,2/1/2013

IDA 6%,11/15/2032

SO 5.5%,10/15/2017
Is the affiliate a manager
or co-manager of
offering?
Co-Manager

n/a

n/a
Name of underwriter or
dealer from which
purchased
Salomon

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
1/28/2003

11/12/2002

10/16/2002






Total dollar amount of
offering sold to QIBs
 $
-

 $
-

 $
-
Total dollar amount of
any concurrent public
offering
 $                          400,000,000

 $                          100,000,000

 $                          325,000,000
Total
 $                          400,000,000

 $                          100,000,000

 $                          325,000,000






Public offering price

99.66


99.46


99.86
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
0.65

0.75

0.75












Rating
Baa1/A-

A2/A-

A2/A
Current yield
6.02%

6.03%

5.51%






Total par value purchased
                                    795,000

 n/a

n/a
$ amount of purchase
                                    792,281

 n/a

n/a






% of offering purchased
by fund
0.20%

 n/a

n/a
% of offering purchased
by associated funds
2.46%

 n/a

n/a
Total
2.66%

 n/a

n/a


20.

Name of Fund
SVS I Bond Portfolio





Security Purchased

Comparison Security

Comparison Security
Cusip
368287aa6

961418ac4

17302xac0






Issuer
GAZPROM OAO

WESTPORT RESOURCES
CORP

Citgo Petroleum Corp
Underwriters
Dresdner,Morgan
Stanley,ABN,CSFB,DBSI,Evrofinans,Menatep,Ren
aissance
Capital,Schroder Salomon

CSFB,JPMorgan,Lehman,Wachovia,Fleet

CSFB,JPMorgan,BNP,BNY
Capital,Mizuho,SG Cowen,SunTrust
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
GAZPRU 9.625%,3/1/2013

WRC 8.25%,11/1/2011

CitPet 11.375% 2/1/2011
Is the affiliate a manager
or co-manager of
offering?
Co-Manager

n/a

n/a
Name of underwriter or
dealer from which
purchased
Morgan Stanley

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
2/21/2003

12/11/2002

2/20/2003






Total dollar amount of
offering sold to QIBs
 $                       1,750,000,000

 $                          300,000,000

 $                          550,000,000
Total dollar amount of
any concurrent public
offering
 $
-

 $
-

 $
-
Total
 $                       1,750,000,000

 $                          300,000,000

 $                          550,000,000






Public offering price
                                      100.00

                                      103.00


99.38
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
1.125

2.25

2.125












Rating
NA/B+

Ba3/B+

Ba3/B+
Current yield
9.63%

8.01%

11.42%






Total par value purchased
                                      50,000

 n/a

n/a
$ amount of purchase
                                      50,000

 n/a

n/a






% of offering purchased
by fund
0.00%

 n/a

n/a
% of offering purchased
by associated funds
0.00%

 n/a

n/a
Total
1.38%

 n/a

n/a


21.

Name of Fund
SVS I Bond Portfolio





Security Purchased

Comparison Security

Comparison Security
Cusip
909214bh0

01958xaw7

460690as9






Issuer
UNISYS CORP

ALLIED WASTE NORTH
AMER

INTERPUBLIC GROUP COS
Underwriters
Bofa,Salomon,Bear
Stearns,BNP,DBSI,HSBC,PNC,Royal Bk
of Canada,Wachovia

Credit Suisse, DBSI,JPMorgan,Salomon

JPMorgan,Salomon,UBS,Barclays,HSBC,ING,Morga
n
Stanley,SunTrust,Bk of NY
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
UIS 6.875%,3/15/2010

AW 9.25%,9/1/2012

IPG 4.5%,3/15/2023
Is the affiliate a manager
or co-manager of
offering?
Co-Manager

Jt-Lead

n/a
Name of underwriter or
dealer from which
purchased
Salomon

CSFB

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
3/12/2003

11/12/2002

3/11/2003






Total dollar amount of
offering sold to QIBs
 $
-

 $                          300,000,000

 $                          800,000,000
Total dollar amount of
any concurrent public
offering
 $                          300,000,000

 $
-

 $
-
Total
 $                          300,000,000

 $                          300,000,000

 $                          800,000,000






Public offering price

99.32

                                      100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
1.5

1.625%

2.75












Rating
Ba1/BB+

Ba3/BB-

Baa3/BB+
Current yield
6.92%

9.25%

4.50%






Total par value purchased
                                      50,000

n/a

n/a
$ amount of purchase
                                      49,660

n/a

n/a






% of offering purchased
by fund
0.02%

n/a

n/a
% of offering purchased
by associated funds
3.82%

n/a

n/a
Total
3.84%

n/a

n/a


22.

Name of Fund
SVS I Balanced





Security Purchased

Comparison Security

Comparison Security
Cusip
20030nad3

85375cal5

53117cag7






Issuer
COMCAST CORP

STANDARD PACIFIC CORP

LIBERTY PROPERTY TRUST
Underwriters
JPM,Merrill,Morgan Stanley,ABN,Bofa,Banc
One,Bk of
NY,Barclays,BNP,DBSI,Dresdner,Fleet,Goldman,
RBC,Salomon,
Scotia

Salomon,Banc One,Comerica,Fleet,PNC

CSFB,UBS,Lehman,Banc
One,Goldman,JPMorgan,Salomon,
Wachovia
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
CMCSA 5.5%,3/15/2011

SPF 7.75%,3/15/2013

LRY 6.375%,8/15/2012
Is the affiliate a manager
or co-manager of
offering?
Co-Manager

n/a

n/a
Name of underwriter or
dealer from which
purchased
JPM Chase

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
3/12/2003

3/4/2003

8/19/2002






Total dollar amount of
offering sold to QIBs
 $
-

 $
-

 $
-
Total dollar amount of
any concurrent public
offering
 $                          750,000,000

 $                          125,000,000

 $                          235,000,000
Total
 $                          750,000,000

 $                          125,000,000

 $                          235,000,000






Public offering price

99.55


99.14


99.56
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
0.6375

1

0.65












Rating
Baa3/BBB

Ba2/BB

Baa2/BBB
Current yield
5.52%

7.82%

6.40%






Total par value purchased
                                    210,000

 n/a

n/a
$ amount of purchase
                                    209,061

 n/a

n/a






% of offering purchased
by fund
0.03%

 n/a

n/a
% of offering purchased
by associated funds
0.19%

 n/a

n/a
Total
0.22%

 n/a

n/a


23.

Name of Fund
SVS I Balanced Fund





Security Purchased

Comparison Security

Comparison Security
Cusip
20030nac5

85375cal5

962166bt0






Issuer
COMCAST CORP

STANDARD PACIFIC CORP

WEYERHAEUSER CO
Underwriters
JPM,Merrill,Morgan Stanley,ABN,Bofa,Banc
One,Bk of
NY,Barclays,BNP,DBSI,Dresdner,Fleet,Goldman,
RBC,Salomon,
Scotia

Salomon,Banc One,Comerica,Fleet,PNC

JPMorgan,Morgan Stanley, Bofa,
CIBC,DBSI,PNC,RBC,Salomon,Scotia,TD
Securities,Wachovia
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
CMCSA 7.05%,3/15/2033

SPF 7.75%,3/15/2013

WY 6.875%,12/15/2033
Is the affiliate a manager
or co-manager of
offering?
Co-Manager

n/a

Co-Manager
Name of underwriter or
dealer from which
purchased
Merrill

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
3/12/2003

3/4/2003

12/12/2002






Total dollar amount of
offering sold to QIBs
 $
-

 $
-

 $
-
Total dollar amount of
any concurrent public
offering
 $                          750,000,000

 $                          125,000,000

 $                          275,000,000
Total
 $                          750,000,000

 $                          125,000,000

 $                          275,000,000






Public offering price

99.52


99.14


99.77
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
0.875

1

0.875












Rating
Baa3/BBB

Ba2/BB

Baa2/BBB
Current yield
7.08%

7.82%

6.89%






Total par value purchased
                                    145,000

 n/a

n/a
$ amount of purchase
                                    144,301

 n/a

n/a






% of offering purchased
by fund
0.02%

 n/a

n/a
% of offering purchased
by associated funds
1.14%

 n/a

n/a
Total
1.16%

 n/a

n/a